UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

Certain information included or incorporated herein by reference in this release may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to Nature’s Sunshine Products’ objectives, plans and strategies. All statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are more fully described in this release, but include the following:

•                  any negative consequences resulting from the economy, including the availability of liquidity to us, our independent Distributors and our suppliers or the willingness of our customers to purchase products;

•                  our relationship with, and our ability to influence the actions of, our independent Distributors, and other third parties with whom we do business;

•                  improper activity by our employees or independent Distributors;

•                  negative publicity related to our products, ingredients, and the nutritional supplement industry or direct selling organization;

•                  changing consumer preferences and demands;

•                  our reliance upon, or the loss or departure of any member of, our senior management team which could negatively impact our Distributor relations and operating results;

•                  the competitive nature of our business and the nutritional supplement industry;

•                  regulatory matters governing our products, ingredients, the nutritional supplement industry, our direct selling program, or the direct selling market in which we operate;

•                  legal challenges to our direct selling program or to the classification of our independent Distributors;

•                  risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with our third party importers, governmental sanctions, ongoing Ukraine and Russia political conflict, pricing and currency devaluation risks, especially in countries such as Ukraine, Russia and Belarus;

•                  uncertainties relating to the application of transfer pricing, duties, value-added taxes, and other tax regulations, and changes thereto;

•                  our dependence on increased penetration of existing markets;

•                  our reliance on our information technology infrastructure;

•                  the sufficiency of trademarks and other intellectual property rights;

•                  changes in tax laws, treaties or regulations, or their interpretation;

•                  taxation relating to our independent Distributors;

•                  product liability claims;

•                  share price volatility related to, among other things, speculative trading; and

•                  the full implementation of our joint venture for operations in China with Fosun Industrial Co., Ltd., as well as the legal complexities, unique regulatory environment and challenges of doing business in China generally.

All forward-looking statements speak only as of the date of this release and are expressly qualified in their entirety by the cautionary statements included in this release. Except as is required by law, we expressly disclaim any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

Item 2.02                                           Results of Operations and Financial Condition.

On February 25, 2015, Nature’s Sunshine Products, Inc. (the “Company”), issued a press release announcing its financial results for the three months and full year ended December 31, 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01                                           Other Events.

Quarterly Cash Dividend

On February 25, 2015, the Company issued a press release announcing that its Board of Directors had approved the Company’s payment of a quarterly cash dividend of $0.10 per share, payable on March 23, 2015, to shareholders of record on March 12, 2015.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

The following documents are filed as exhibits to this report:

Item No.	Exhibit
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated February 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: February 26, 2015	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Executive Vice President,
Chief Financial Officer and Treasurer